
                         GROUP PROFIT AND LOSS ACCOUNT

           FOR THE 40 WEEKS ENDED 7 OCTOBER 1995 AND 5 OCTOBER 1996
                                  (Unaudited)
----------------------------------------------------------------------------------
                                                           1995           1996
                                                      (Pounds)'000   (Pounds)'000
----------------------------------------------------------------------------------
TURNOVER                                                705,894        716,700

Cost of sales                                          (481,998)      (476,346)
                                                       --------       --------

GROSS PROFIT                                            223,896        240,354

Net operating expenses                                 (122,283)      (147,695)
                                                       --------       --------

Operating Profit                                        101,613         92,659

Profit (loss) on sale of tangible fixed assets             (648)           248
                                                       --------       --------

PROFIT ON ORDINARY ACTIVITIES BEFORE
 INTEREST                                               100,965         92,907

Net interest                                               (941)        (5,135)
                                                       --------       --------

PROFIT ON ORDINARY ACTIVITIES BEFORE
 TAXATION                                               100,024         87,772

Tax on profit on ordinary activities                    (33,389)       (29,955)
                                                       --------       --------
PROFIT FOR THE PERIOD                                    66,635         57,817

Dividends to ordinary shareholders                            -       (100,000)
                                                       --------       --------
Transfer to (from) retained earnings for
 the period                                              66,635        (42,183)
                                                       ========       ========

The accompanying notes are an integral part of this profit and loss account.



                              GROUP BALANCE SHEET

                   AS AT 30 DECEMBER 1995 AND 5 OCTOBER 1996
                                  (Unaudited)
-------------------------------------------------------------------------------
                                                         1995           1996
                                                   (Pounds)'000   (Pounds)'000
-------------------------------------------------------------------------------


FIXED ASSETS
Tangible assets                                       199,519        199,317
                                                      -------        -------
CURRENT ASSETS
Stocks                                                 33,029         44,700
Debtors                                               143,950        153,233
Cash at bank and in hand                               21,371            597
                                                      -------        -------
                                                      198,350        198,530

Creditors: Amounts falling due
within one year                                      (246,187)      (290,510)
                                                      -------        -------

NET CURRENT ASSETS/(LIABILITIES)                      (47,837)       (91,980)
                                                      -------        -------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                           151,682        107,337

Creditors: Amounts falling due after
more than one year                                    (37,813)       (35,465)

Provisions for liabilities and charges                 (8,007)        (8,191)
                                                      -------        -------
NET ASSETS                                            105,862         63,681
                                                      =======        =======
EQUITY CAPITAL AND RESERVES
Called-up equity share capital                            204            204
Other reserves                                         57,811         57,811
Merger reserve                                        (17,484)       (17,484)
Profit and loss account                                65,322         23,141

CALLED-UP NON-EQUITY SHARE
 CAPITAL                                                    9              9

                                                      -------        -------
TOTAL CAPITAL EMPLOYED                                105,862         63,681
                                                      =======        =======

The accompanying notes are an integral part of this balance sheet.



                           GROUP CASH FLOW STATEMENT

                   FOR THE 40 WEEKS ENDED 7 OCTOBER 1995 AND
                                5 OCTOBER 1996
                                  (Unaudited)
----------------------------------------------------------------------------------
                                                           1995           1996
                                                      (Pounds)'000   (Pounds)'000
----------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net cash inflow from operating
 activities                                             135,503        219,588


RETURNS ON INVESTMENTS AND SERVICING OF
 FINANCE
Interest paid                                            (3,474)        (5,578)
Interest received                                         2,474            343
Dividends paid to shareholders                          (86,600)      (168,200)
                                                        -------        -------
                                                        (87,600)      (173,435)
                                                        -------        -------

TAXATION
U.K. Corporation tax paid                               (37,271)       (45,068)


INVESTING ACTIVITIES
Purchase of tangible fixed assets                       (18,220)       (36,096)
Receipts from sale of tangible fixed
 assets                                                   1,741          1,188
                                                        -------        -------
                                                        (16,479)       (34,908)
                                                        -------        -------

NET CASH OUTFLOW BEFORE FINANCING                        (5,847)       (33,823)

FINANCING ACTIVITIES
Finance leases repaid                                    (4,329)        (3,015)
                                                        -------        -------
                                                         (4,329)        (3,015)
                                                        -------       --------

DECREASE IN CASH AND CASH EQUIVALENTS                   (10,176)       (36,838)
                                                        =======       ========


The accompanying notes are an integral part of this statement.

                             NOTES ON THE ACCOUNTS

1.   Basis of Presentation
     ---------------------

The accompanying unaudited condensed consolidated financial statements have been prepared under the historical cost convention following accounting policies in accordance with generally accepted accounting principles applicable in the United Kingdom for interim financial information and with the instructions to Form 8-K and Article 10 of Regulation S-X. Accordingly, they do not include all information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation, have been included. For further information, refer to the consolidated financial statements and footnotes included in the Amalgamated Beverages Great Britain Limited annual report for the year ended 30 December 1995.

2.   Seasonality of Business
     -----------------------

Operating results for the 40 weeks ended 7 October 1995 and 5 October 1996 are not indicative of results that may be expected for the years ended 30 December 1995 and 28 December 1996, respectively, primarily due to the seasonality of the Company's business. Unit sales of the Company's products are generally greater in the second and third quarters due to seasonal factors.

3.   Group Accounts
     --------------

The profit and loss accounts cover the 40 weeks from 1 January 1995 to 7 October 1995, and the 40 weeks from 31 December 1995 to 5 October 1996. The balance sheets for 1995 and 1996 have been drawn up at 30 December 1995 and 5 October 1996, respectively.

4.   Summary of Differences Between UK and US Generally Accepted Accounting
     ----------------------------------------------------------------------
     Principles
     ----------

The financial statements are prepared in accordance with generally accepted accounting principles applicable in the UK ("UK GAAP"), which differ in certain significant respects from those applicable in the US ("US GAAP"). These differences relate principally to the following items and the necessary adjustments are shown in the tables which follow.

                             NOTES ON THE ACCOUNTS

                                  (Continued)



     (a) Interest capitalisation

     Under UK GAAP, the capitalisation of interest is optional and the Company has not capitalized any interest on major capital construction projects.

     Under US GAAP, interest incurred as part of the cost of acquiring all fixed assets which become assets in course of construction is capitalized and amortized over the life of the asset, following its commissioning.

     (b) Revaluation of properties

     Under UK GAAP, properties may be re-stated on the basis of appraised values in financial statements prepared in all other respects in accordance with the historical cost convention. Such re-statements are not generally permitted under US GAAP, except in connection with purchase accounting, and accordingly adjustments to net income and Shareholders' equity are required to eliminate the above re-statements.

     (c) Pension Costs

     Under UK GAAP, the costs of providing pension benefits may be calculated by the use of any recognized actuarial method which is appropriate and whose assumptions reflect the long term nature of the assets and liabilities involved.

     Under US GAAP (SFAS 87), the Group's employees are considered to have participated in a multi-employer pension plan. For multi-employer plans employers are required to recognise as net pension expense total contributions for the period.

     (d) Ordinary Dividends

     Under UK GAAP, final ordinary dividends are provided in the financial statements on the basis of the recommendation by the Directors which requires subsequent approval by the Shareholders to become a legal obligation of the Company.

     Under US GAAP, dividends are only provided when the legal obligation to pay arises.

     (e) Deferred Taxation

     Under UK GAAP, no provision is made for deferred taxation if there is reasonable evidence that such deferred taxation will not be payable in the foreseeable future.

     Under US GAAP, deferred taxation is provided in full on the liability method in accordance with the provisions of SFAS 109 "Accounting for Income Taxes".

     (f) Cash Flows

     Under UK GAAP the Group complies with the Financial Reporting Standard No. 1 "Cash Flow Statements" (FRS 1), the objective and principles of which are similar to those set out in SFAS 95 "Statement of Cash Flows" (SFAS 95). The principle difference between the two standards is in respect of classification. Under FRS 1, the Group presents its cashflows for (a) operating activities; (b) returns on investments and servicing of finance;
     (c) taxation; (d) investing activities;

                             NOTES ON THE ACCOUNTS

                                  (Continued)


     and (e) financing activities. SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

     Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 would, with the exception of dividends paid, be included as operating activities under SFAS 95; dividend payments would be included as a financing activity under SFAS 95. In addition, under FRS 1, cash and cash equivalents include short term borrowings with original maturities of less than 90 days. SFAS 95 requires movements on such short term borrowings to be included in financing activities.


     Approximate effects on net income of differences between UK and US generally accepted accounting principles


                                                   7 October     5 October
                                                     1995           1996
                                                 (Pounds)'000   (Pounds)'000

Net Income (per UK GAAP)                            66,635        57,817
US GAAP adjustments:
Interest Capitalisation
 and related amortisation                             (940)       (1,944)
Amortisation of revaluation
 surplus and disposal loss reversal                  1,174             -
Pension costs                                         (242)          185
Deferred Taxation: on adjustments                      390           581
  methodology                                        2,446         1,566
                                                    ------        ------
Net income as adjusted for US GAAP                  69,463        58,205
                                                    ======        ======



     Approximate cumulative effect on Shareholders' equity of differences between UK and US generally accepted accounting principles


                                                30 December     5 October
                                                    1995           1996
                                                (Pounds)'000   (Pounds)'000

Shareholders' equity (per UK GAAP)                 105,862        63,681
US GAAP adjustments:
Interest Capitalisation                              7,645         5,701
Pension costs                                        9,076         9,261
Dividends                                           68,200             -
Deferred Taxation: on adjustments                   (5,518)       (4,937)
 methodology                                       (15,417)      (13,851)
                                                   -------       -------
Shareholders' equity as adjusted for US GAAP       169,848        59,855
                                                   =======       =======

     There is no adjustment in the above reconciliations for the unrealised gains and losses on hedged anticipated transactions as the amounts are not material.

                            NOTES ON THE ACCOUNTS

                                 (Continued)


5.   Cash Flow Statement
     -------------------

                                                        7 October     5 October
                                                           1995          1996
                                                      (Pounds)'000   (Pounds)'000

(a)     Net cash inflow from operating
        activities

        Operating profit                                 101,613         92,659
        Depreciation charges                              24,939         27,186
        Increase in stock                                (21,081)       (11,671)
        Increase in debtors                              (16,348)       (10,640)
        Increase in creditors                             46,622        121,870
        (Decrease) Increase in pension provision            (242)           184
                                                          ------         ------
        Net cash inflow from operating
        activities                                       135,503        219,588
                                                         =======        =======



(b)  Cash and cash equivalents

                                                    Cash and cash equivalents
                                                    -------------------------
                                         Cash at
                                        ank and in        Short-term            Bank
                                           hand            investment         overdrafts             Total
                                       (Pounds)'000       (Pounds)'000       (Pounds)'000        (Pounds)'000

End of 1994                                6,571             79,423                  -               85,994
Net outflow first 40 weeks of 1995        (2,901)            (7,275)                 -              (10,176)
                                         -------            -------             ------             --------
7 October 1995                             3,670             72,148                  -               75,818
Net inflow/(outflow) last
 12 weeks of 1995                         17,701            (55,888)              (449)             (38,636)
                                         -------            -------             ------             --------
End of 1995                               21,371             16,260               (449)              37,182
Net inflow/(outflow) first
 40 weeks of 1996                        (20,774)           (16,260)               196              (36,838)
                                         -------            -------             ------             --------
5 October 1996                               597                  -               (253)                 344
                                         =======            =======             ======             ========

     Short-term investments are cash transferred to a group company on short-term loan and included within debtors.